UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 3, 2025

VBI VACCINES INC.

(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-37769	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

160 Second Street, Floor 3 Cambridge, Massachusetts	02142
(Address of principal executive offices)	(Zip Code)

(617) 830-3031

(Registrant’s telephone number, including area code)

N/A

(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e-4©)

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01. Completion of Acquisition or Disposition of Assets

As previously disclosed, on July 30, 2024, VBI Vaccines Inc. (the “Company”) and its subsidiaries commenced voluntary restructuring under the jurisdiction of the Ontario Superior Court of Justice (Commercial List) (the “Court”) pursuant to the Companies’ Creditors Arrangement Act, R.S.C. 1985, c. C-36, as amended (the “CCAA”). On January 3, 2025, the Company completed the transactions (collectively, the “Transaction”) contemplated by that certain amended and restated acquisition agreement made effective as of October 24, 2024 (as amended from time to time, the “Acquisition Agreement”) with K2 VBI Equity Trust, LLC (the “Purchaser”), an affiliate of K2 HealthVentures LLC, one of the secured creditors of the Company and the lender under the debtor-in-possession financing implemented in connection with the CCAA proceedings. The Acquisition Agreement had been approved by the Court on October 31, 2024. On January 3, 2025, the Company completed the Transaction.

Following completion of the Transaction, in accordance with the Acquisition Agreement and the Court order, all of the previously issued and outstanding common shares of the Company have been redeemed and cancelled without consideration, and the Company and certain of its subsidiaries, namely VBI Vaccines (Delaware) Inc. and Variation Biotechnologies Inc., became wholly-owned subsidiaries of the Purchaser and emerged from the CCAA proceedings. Furthermore, all of the directors and executive officers of VBI have resigned effective upon closing of the Transaction and have been replaced by nominees of the Purchaser.

On January 3, 2025, the Company filed a material change report with the Canadian securities commissions in connection with the closing of the Transaction. The material change report is attached hereto as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 3.03 Material Modification to Rights of Security Holders

The information required by this Item 3.03 is contained in Item 2.01 and is incorporated by reference herein.

Item 5.01 Changes in Control of Registrant

The information required by this Item 5.01 is contained in Item 2.01 and is incorporated by reference herein.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The information required by this Item 5.02 is contained in Item 2.01 and is incorporated by reference herein.

Item 8.01 Other Events

On January 3, 2025, the Company issued a press release announcing the closing of the Transaction. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated January 3, 2025
99.2	Material Change Report, dated January 3, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VBI Vaccines Inc.

Date: January 3, 2025	By:	/s/ Jeffrey R. Baxter
Jeffrey R. Baxter
President and Chief Executive Officer